                                                                Exhibit 10.28(A)

                               SUBORDINATION AGREEMENT

                                                                October 22, 1998

To:  Fleet Capital Corporation ("Lender")
     200 Glastonbury Blvd., Suite 200
     Glastonbury, CT  06033

     To induce the Lender to make a credit facility available to and for the benefit of MSI/Eagle Supply, Inc. ("Borrower") pursuant to the terms of that certain Loan and Security Agreement between Borrower and Lender, of even date herewith (as hereafter amended, supplemented or replaced from time to time, the "Loan Agreement"), the undersigned hereby agrees as follows:

     1. The payment of any and all Subordinated Debt is expressly subordinated to the Senior Debt to the extent and in the manner set forth in this Subordination Agreement. The term "Subordinated Debt" means all indebtedness, liabilities, and obligations of Borrower, now existing or hereafter arising, to the undersigned including but not limited to (i) management fees and distributions, (ii) indebtedness of Borrower to the undersigned evidenced by that certain promissory note dated October 22, 1998 ("Note") in the original principal amount of One Million Dollars ($1,000,000) and (iii) any other obligations owing by the Borrower, now or hereafter to the undersigned. The term "Senior Debt" means any and all Obligations of Borrower to Lender under the Loan Agreement.

     2. Until the Senior Debt is paid in full, Borrower shall not pay, and undersigned shall not accept, any payments of any kind (including prepayments) associated with Subordinated Debt, provided however, that so long as: (i) the undersigned has not received notice from Lender that an Event of Default or a Default under the Loan Agreement has occurred; (ii) the outstanding principal balance under the Term Note (as defined in the Loan Agreement) does not exceed the market value of Borrower's equipment that is not subject to any Liens other than Liens in favor of Lender; and (iii) no Event of Default or Default would result from the making of any such payment(s), Borrower may pay and the undersigned may accept management fees and distributions and scheduled (and accrued but unpaid) interest and principal under the Note. Notwithstanding the foregoing, upon notice from Lender to the undersigned of the occurrence of an Event of Default, or a Default, under the Loan Agreement, Borrower shall not make and the undersigned shall not receive, any payments of interest or principal, or otherwise, on the Subordinated Debt, without Lender's prior written consent. Notwithstanding anything herein to the contrary, Borrower shall be permitted to make payments to the undersigned of an amount equal to the federal and state income taxes accrued on the Interim Earnings (as such term is defined in the Asset Purchase Agreement, as defined in the Loan Agreement).

     3. Any payments on the Subordinated Debt received by the undersigned, other than as permitted in paragraph 2 above, shall be held in trust for Lender and the undersigned will forthwith turn over any such payments in the form received, properly endorsed, to Lender to be applied to the Senior Debt as determined by Lender.

     4. Borrower shall not grant to the undersigned and the undersigned shall not take any lien on or security interest in any of Borrower's property, now owned or hereafter acquired or created, without Lender's prior written consent.

     5. The undersigned agrees that it will not make any assertion or claim in any action, suit or proceeding of any nature whatsoever in any way challenging the priority, validity or effectiveness of the liens and security interests granted to Lender under and in connection with the Loan Agreement, or any amendment, extension, replacement thereof or related agreement between Lender and Borrower.

     6. The undersigned will not commence any action or proceeding against Borrower to recover all or any part of the Subordinated Debt not paid when due, and shall at no time join with any creditor, in bringing any proceeding against Borrower under any liquidation, conservatorship, bankruptcy, reorganization, rearrangement, or other insolvency law now or hereafter existing, unless and until the Senior Debt shall be paid in full. Subject to the foregoing, the undersigned may accelerate the amount of the Subordinated Debt upon the occurrence of (i) the acceleration of the Senior Debt; and (ii) the filing of a petition under the Bankruptcy Code by Borrower.

     7. In the event of any liquidation, conservatorship, bankruptcy, reorganization, rearrangement, or other insolvency proceeding of Borrower, the undersigned will at Lender's request file any claims, proofs of claim, or other instruments of similar character necessary to enforce the obligations of Borrower in respect of the Subordinated Debt and will hold in trust for Lender and pay over to Lender in the same form received, to be applied on the Senior Debt as determined by Lender, any and all money, dividends or other assets received in any such proceedings on account of the Subordinated Debt, unless and until the Senior Debt shall be paid in full, including without limitation, interest owing to Lender after the commencement of a bankruptcy proceeding at the rate specified in the Loan Agreement, whether or not such interest is an allowable claim in such proceeding. Lender may, as attorney-in-fact for the undersigned, take such action on behalf of the undersigned and the undersigned hereby appoints Lender as attorney-in-fact for the undersigned to demand, sue for, collect, and receive any and all such money, dividends or other assets and give acquittance therefore and to file any claim, proof of claim or other instrument of similar character and to take such other proceedings in Lender's name or in the name of the undersigned, as Lender may deem necessary or advisable for the enforcement of this Agreement. The undersigned will execute and deliver to Lender such other and further powers of attorney or other instruments as either reasonably may request in order to accomplish the foregoing.

     8. Lender may at any time and from time to time, without the consent of or notice to the undersigned, without incurring responsibility to the undersigned and without impairing or releasing any of Lender's rights, or any of the obligations of the undersigned hereunder:

          (a) Change the amount, manner, place or terms of payment or change or extend the time of payment of or renew or alter the Senior Debt, or any part thereof, or amend, supplement or replace the Loan Agreement and/or any notes or surety or guaranty agreements executed in connection therewith in any manner or enter into or amend, supplement or replace in any manner any other agreement relating to the Senior Debt;

          (b) Sell, exchange, release or otherwise deal with all or any part of any property at any time pledged or mortgaged by any party to secure or securing the Senior Debt or any part thereof;

          (c) Release anyone liable in any manner for the payment or collection of the Senior Debt;

          (d) Exercise or refrain from exercising any rights against Borrower, or others (including the undersigned); and

          (e) Apply sums paid by any party to the Senior Debt in any order or manner as determined by Lender.

     9. The undersigned will advise each future holder of all or any part of the Subordinated Debt that the Subordinated Debt is subordinated to the Senior Debt in the manner and to the extent provided herein. The undersigned represents that no part of the Subordinated Debt or any instrument evidencing the same has been transferred or assigned and the undersigned will not transfer or assign, except to Lender, any part of the Subordinated Debt while any Senior Debt remains outstanding, unless such transfer or assignment is made expressly subject to this Agreement. Upon Lender's request, the undersigned will in the case of any Subordinated Debt which is not evidenced by any instrument cause the same to be evidenced by an appropriate instrument or instruments, and place thereon and on any and all instruments evidencing the Subordinated Debt a legend in such form as Lender may determine to the effect that the indebtedness evidenced thereby is subordinated and subject to the prior payment in full of all Senior Debt pursuant to this Subordination Agreement, as well as deliver all such instruments to Lender.

     10. This Subordination Agreement contains the entire agreement between the parties regarding the subject matter hereof and may be amended, supplemented or modified only by written instrument executed by Lender and the undersigned.
This Subordination Agreement, and the rights of Lender hereunder shall terminate upon indefeasible payment in full of all Senior Debt.

     11. The undersigned represents and warrants that neither the execution or delivery of this Subordination Agreement nor fulfillment of nor compliance with the terms and provisions hereof will conflict with, or result in a breach of the terms, conditions, or provisions of or constitute a default under any agreement or instrument to which the undersigned or any of the undersigned's assets is now subject.

     12. Any notice of acceptance of this Subordination Agreement is hereby waived.


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

     13.  This Subordination Agreement may be assigned by Lender, in whole or in part in connection with any assignment or transfer of any portion of the Senior Debt.

     14. This Subordination Agreement shall be binding upon the undersigned, and the undersigned's successors, representatives and assigns.

     15. Except as provided in paragraph 2 above, Borrower agrees that it will not make any payment on any of the Subordinated Debt, or take any other action in contravention of the provisions of this Subordination Agreement.

     16. This Subordination Agreement shall in all respects be interpreted, construed and governed by the substantive laws of the State of New York. The undersigned and Lender, each (i) submits to the jurisdiction of the Supreme Court of the State of New York, or the United States District Court for the Southern District of New York for the purposes of resolving any controversy relating thereto and (ii) WAIVES THE RIGHT TO A JURY TRIAL FOR THE PURPOSE OF RESOLVING ANY CONTROVERSY HEREUNDER OR ENFORCING OR DEFENDING ANY RIGHTS OR CLAIM HEREUNDER OR IN CONNECTION HEREWITH, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

                              TDA INDUSTRIES, INC.

                              BY: /s/ Douglas P. Fields
                                 ---------------------------------
                              NAME: Douglas P. Fields
                              TITLE: Chief Executive Officer

Consented and agreed to as of the date first above written:

BORROWER:

MSI/EAGLE SUPPLY, INC.


BY: /s/ Douglas P. Fields
   ---------------------------------
NAME: Douglas P. Fields
TITLE: Chief Executive Officer

LENDER:

FLEET CAPITAL CORPORATION


By: /s/ Kim Buckley
   ------------------------------
Name: Kim Buckley
Title: Vice President

                                                                Exhibit 10.28(B)


                               SUBORDINATION AGREEMENT


                                                         Dated: October 22, 1998


To:  Fleet Capital Corporation ("Lender")
     200 Glastonbury Blvd., Suite 200
     Glastonbury, CT  06033

     To induce the Lender to make a credit facility available to and for the benefit of MSI/Eagle Supply, Inc. ("Borrower") pursuant to the terms of that certain Loan and Security Agreement between Borrower and Lender, dated the date hereof (as hereafter amended, supplemented or replaced from time to time, the "Loan Agreement"), the undersigned hereby agrees as follows:

     1. The payment of any and all Subordinated Debt is expressly subordinated to the Senior Debt to the extent and in the manner set forth in this Subordination Agreement. The term "Subordinated Debt" means the principal of and interest on all indebtedness, liabilities, and obligations of Borrower, now existing or hereafter arising, to the undersigned including but not limited to:
(i) the indebtedness of Borrower evidenced by that certain Secured Non-Negotiable Promissory Note dated the date hereof ("Note"), payable to the order of the undersigned in the original principal amount of $2,045,972 and all other amounts owed by Borrower to undersigned pursuant to Section 2.4 of that certain Asset Purchase Agreement of even date herewith between Borrower and the undersigned ("Asset Purchase Agreement"), and (ii) any other obligations owing by the Borrower, now or hereafter to the undersigned. The term "Senior Debt" means any and all Obligations of Borrower to Lender under the Loan Agreement.

     2. Until the Senior Debt is paid in full, Borrower shall not pay, and undersigned shall not accept, any payments of any kind (including prepayments) associated with Subordinated Debt, provided however, that so long as the undersigned has not received notice from Lender that an Event of Default or a Default under the Loan Agreement has occurred, and if no Event of Default would result from the making of any such payment(s), Borrower may pay and the undersigned may accept scheduled interest payments on the Note and the payments described in Sections 1.6, 2.1, 2.3 and 2.4 of the Asset Purchase Agreement. Notwithstanding the foregoing, upon notice from Lender to the undersigned of the occurrence of an Event of Default, or a Default, under the Loan Agreement, Borrower shall not make and the undersigned shall not receive, any payments of interest or principal, or otherwise, on the Subordinated Debt, without Lender's prior written consent.

     3. Any payments on the Subordinated Debt received by the undersigned, other than as permitted in paragraph 2 above, shall be held in trust for Lender and the undersigned will forthwith turn over any such payments in the form received, properly endorsed, to Lender to be applied to the Senior Debt as determined by Lender.

     4. Borrower shall not grant to the undersigned and the undersigned shall not take any lien on or security interest in any of Borrower's property, now owned or hereafter acquired or created, without Lender's prior written consent, except with respect to the security interest granted pursuant to that certain Subordinate Security Agreement from Borrower to undersigned of even date herewith (the terms of which are incorporated herein by reference).

     5.   a.   The undersigned agrees that it will not make any assertion or claim in any action, suit or proceeding of any nature whatsoever in any way challenging the priority, validity or effectiveness of the liens and security interests granted to Lender under and in connection with the Loan Agreement, or any amendment, extension, replacement thereof or related agreement between Lender and Borrower, and further agrees that Lender's lien and security interest in the Collateral (as defined in the Loan Agreement) shall at all times while the Obligations are owing from Borrower to Lender be superior and prior to the liens and security interests granted to the undersigned pursuant to the Subordinate Security Agreement (which liens and security interest of the undersigned shall be subject and inferior to those of Lender) in the Borrower's assets, irrespective of the time, order or method of attachment or perfection of the Lender's and the undersigned's liens and security interests, or the filing of financing statements or the taking of possession of the collateral, or any portion thereof.

          b. Notwithstanding anything to the contrary contained herein or in the Subordinate Security Agreement, undersigned agrees that in the event that any Collateral (as defined in the Loan Agreement) or other property of Borrower that is subject to the liens of the undersigned is sold, transferred, conveyed or otherwise disposed of (i) as permitted under the Loan Agreement or (ii) as otherwise consented to by Lender and Borrower, undersigned shall release all rights to and interests in such property (including its lien), and such property shall be transferred free and clear of all liens and security interests (including the lien of the undersigned). Undersigned shall execute such termination and release documents as Lender may request to effectuate the terms hereof.

     6. The undersigned will not commence any action or proceeding against Borrower to recover all or any part of the Subordinated Debt not paid when due, and shall at no time join with any creditor, in bringing any proceeding against Borrower under any liquidation, conservatorship, bankruptcy, reorganization, rearrangement, or other insolvency law now or hereafter existing, unless and until the Senior Debt shall be paid in full. Subject to the foregoing, the undersigned may accelerate the amount of the Subordinated Debt upon the occurrence of (i) the acceleration of the Senior Debt; and (ii) the filing of a petition under the Bankruptcy Code by Borrower.

     7. In the event of any liquidation, conservatorship, bankruptcy, reorganization, rearrangement, or other insolvency proceeding of Borrower, the undersigned will at Lender's request file any claims, proofs of claim, or other instruments of similar character necessary to enforce the obligations of Borrower in respect of the Subordinated Debt and will hold in trust for Lender and pay over to Lender in the same form received, to be applied on the Senior Debt as determined by

Lender, any and all money, dividends or other assets received in any such proceedings on account of the Subordinated Debt, unless and until the Senior Debt shall be paid in full. Lender may, as attorney-in-fact for the undersigned, take such action on behalf of the undersigned and the undersigned hereby appoints Lender as attorney-in-fact for the undersigned to demand, sue for, collect, and receive any and all such money, dividends or other assets and give acquittance therefore and to file any claim, proof of claim or other instrument of similar character and to take such other proceedings in Lender's name or in the name of the undersigned, as Lender may deem necessary or advisable for the enforcement of this Agreement. The undersigned will execute and deliver to Lender such other and further powers of attorney or other instruments as either reasonably may request in order to accomplish the foregoing.

     8. Lender may at any time and from time to time, without the consent of or notice to the undersigned, without incurring responsibility to the undersigned and without impairing or releasing any of Lender's rights, or any of the obligations of the undersigned hereunder:

          (a) Change the amount, manner, place or terms of payment or change or extend the time of payment of or renew or alter the Senior Debt, or any part thereof, or amend, supplement or replace the Loan Agreement and/or any notes or surety or guaranty agreements executed in connection therewith in any manner or enter into or amend, supplement or replace in any manner any other agreement relating to the Senior Debt;

          (b) Sell, exchange, release or otherwise deal with all or any part of any property at any time pledged or mortgaged by any party to secure or securing the Senior Debt or any part thereof;

          (c) Release anyone liable in any manner for the payment or collection of the Senior Debt;

          (d) Exercise or refrain from exercising any rights against Borrower, or others (including the undersigned); and

          (e) Apply sums paid by any party to the Senior Debt in any order or manner as determined by Lender.

     9. The undersigned will advise each future holder of all or any part of the Subordinated Debt that the Subordinated Debt is subordinated to the Senior Debt in the manner and to the extent provided herein. The undersigned represents that no part of the Subordinated Debt or any instrument evidencing the same has been transferred or assigned and the undersigned will not transfer or assign, except to Lender, any part of the Subordinated Debt while any Senior Debt remains outstanding, unless such transfer or assignment is made expressly subject to this Agreement. Upon Lender's request, the undersigned will in the case of any Subordinated Debt which is not evidenced by any instrument cause the same to be evidenced by an appropriate instrument or instruments, and place thereon and on any and all instruments evidencing the Subordinated Debt a legend in such form as Lender may determine to the effect that the indebtedness evidenced thereby is subordinated and subject to the prior payment in full of all Senior Debt pursuant to this Subordination Agreement, as well as deliver all such instruments to Lender.

     10. This Subordination Agreement contains the entire agreement between the parties regarding the subject matter hereof and may be amended, supplemented or modified only by written instrument executed by Lender and the undersigned.
This Subordination Agreement, and the rights of Lender hereunder shall terminate upon indefeasible payment in full of all Senior Debt.

     11. The undersigned represents and warrants that neither the execution or delivery of this Subordination Agreement nor fulfillment of nor compliance with the terms and provisions hereof will conflict with, or result in a breach of the terms, conditions, or provisions of or constitute a default under any agreement or instrument to which the undersigned or any of the undersigned's assets is now subject.

     12. Any notice of acceptance of this Subordination Agreement is hereby waived.

     13.  This Subordination Agreement may be assigned by Lender, in whole or in part in connection with any assignment or transfer of any portion of the Senior Debt.

     14. This Subordination Agreement shall be binding upon the undersigned, and the undersigned's successors, representatives and assigns.

     15. Except as provided in paragraph 2 above, Borrower agrees that it will not make any payment on any of the Subordinated Debt, or take any other action in contravention of the provisions of this Subordination Agreement.

     16. This Subordination Agreement shall in all respects be interpreted, construed and governed by the substantive laws of the State of New York. The undersigned and Lender, each (i) submits to the jurisdiction of the Supreme Court of the State of New York, or the United States District Court for the Southern District of New York for the purposes of resolving any controversy relating thereto and (ii) WAIVES THE RIGHT TO A JURY TRIAL FOR THE PURPOSE OF RESOLVING ANY CONTROVERSY HEREUNDER OR ENFORCING OR DEFENDING ANY RIGHTS OR CLAIM HEREUNDER OR IN CONNECTION HEREWITH, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

                              MASONRY SUPPLY, INC.


                              BY:  /s/ Gary L. Howard
                                   -------------------------------
                                   GARY L. HOWARD, PRESIDENT

Consented and agreed to as of the date first above written:

BORROWER:

MSI/EAGLE SUPPLY, INC.


BY: /s/ Douglas P. Fields
   ---------------------------------

LENDER:

FLEET CAPITAL CORPORATION


BY:/s/ Kim Buckley
   ---------------------------------